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Exhibit 10.2

FIRST CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

        This First Contribution, Conveyance and Assumption Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on November 27, 2002 (the "Effective Time"), is entered into by and among CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation ("Holdings"), CROSSTEX ENERGY SERVICES, LTD., a Texas limited partnership ("CESL"), CROSSTEX ENERGY, INC., a Texas corporation ("CEI"), CROSSTEX ENERGY, L.P., a Delaware limited partnership ("MLP"), CROSSTEX ENERGY GP, LLC, a Delaware limited liability company ("GP LLC"), CROSSTEX ENERGY GP, L.P., a Delaware limited partnership ("GP LP"), CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company ("OLP GP"), CROSSTEX ENERGY SERVICES, L.P., a Delaware limited partnership ("OLP"), CROSSTEX GAS SERVICES, INC., a Delaware corporation ("CGSI"); CROSSTEX GULF COAST, LLC, a Texas limited liability company ("Gulf Coast"); CROSSTEX ASSET MANAGEMENT GP, LLC, a Delaware limited liability company ("CAM GP");CROSSTEX ASSET MANAGEMENT, L.P., a Delaware limited partnership ("CAM LP"); CROSSTEX GULF COAST TRANSMISSION LTD., a Texas limited partnership ("GC Transmission"), CROSSTEX GULF COAST MARKETING LTD., a Texas limited partnership ("GC Marketing"), CROSSTEX CCNG TRANSMISSION LTD., a Texas limited partnership ("CCNG Transmission"), CROSSTEX CCNG MARKETING LTD., a Texas limited partnership ("CCNG Marketing"), CROSSTEX CCNG PROCESSING LTD., a Texas limited partnership ("CCNG Processing") and CROSSTEX CCNG GATHERING LTD., a Texas limited partnership ("CCNG Gathering").

RECITALS

        WHEREAS, the following actions have previously been taken prior to the date hereof:

        1.    Holdings has formed GP LLC, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in GP LLC;

        2.    GP LLC and Holdings have formed GP LP, with GP LLC contributing $1 in exchange for a 0.001% general partner interest of GP LP and Holdings contributing $999 in exchange for a 99.999% limited partner interest of GP LP;

        3.    GP LP and Holdings have formed MLP, with GP LLC contributing $20 in exchange for a 2.0% general partner interest in MLP and Holdings contributing $980 in exchange for a 98.0% limited partner interest of MLP;

        4.    CEI has formed OLP GP, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in OLP GP;

        5.    OLP GP and MLP have formed OLP, with OLP GP contributing $1 in exchange for a 0.001% general partner interest of OLP and MLP contributing $999 in exchange for a 99.999% limited partner interest of OLP;

        6.    CESL has formed CAM GP, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in CAM GP.

        7.    CAM GP and CESL have formed CAM LP, with CAM GP contributing $100 in exchange for a 1% general partner interest of CAM LP and CESL contributing $900 in exchange for a 99% limited partner interest of CAM LP;

        WHEREAS, each of the following matters shall occur in the order stated:

        1.    CGSI will merge into Holdings in accordance with the Delaware General Corporation Law ("DGCL").

        2.    Holdings will contribute all of its membership interest in GP LLC to CEI as a capital contribution.

        3.    CEI will adopt a plan of complete liquidation.

        4.    CEI will contribute a 0.001% general partner interest in CESL to OLP GP as a capital contribution.

        5.    CESL will convert the 0.999% interest in CESL held by CEI into a 0.999% limited partner interest in CESL.

        6.    CESL will contribute the Excluded Assets (defined below) to CAM LP as a capital contribution.

        7.    CESL will distribute its limited partner interest in CAM LP and its membership interest in CAM GP to each of CEI and Holdings, in accordance with their percentage ownership interests in CESL.

        8.    CEI will distribute its limited partner interest in CAM LP and its membership interest in CAM GP to Holdings.

        9.    Holdings will contribute the Management Notes (defined below) to CAM LP as a capital contribution.

        10.  CEI will contribute its 0.999% limited partner interest in CESL and all of its membership interest in OLP GP to MLP in exchange for an interest in MLP.

        11.  CEI will contribute its interest in MLP to GP LP as a capital contribution.

        12.  Holdings will transfer its 99.0% limited partner interest in OLP to MLP as a capital contribution.

        13.  Gulf Coast will merge into OLP GP in accordance with the Texas Limited Liability Company Act ("Texas LLC Act") and the Delaware Limited Liability Company Act ("Delaware LLC Act") and CESL will merge into OLP in accordance with the Texas Revised Uniform Limited Partnership Act ("Texas LP Act") and the Delaware Revised Uniform Limited Partnership Act ("Delaware LP Act").

        14.  Through a series of transactions, OLP will distribute all of its shares of common stock of Crosstex Pipeline, Inc., a Texas corporation ("CPI") to Holdings.

        15.  OLP GP will transfer a 0.999% interest in each of GC Transmission, GC Marketing, CCNG Transmission, CCNG Marketing, CCNG Processing and CCNG Gathering to OLP and each of such interests shall be converted into a limited partner interest in the respective entity.

ARTICLE I
Recordation

        Section 1.1    Recordation of Evidence of Ownership of Assets.    In connection with the mergers under the DGCL, the Delaware LLC Act, the Texas LLC Act, the Delaware LP Act and the Texas LP Act that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such mergers are located may require that documents be recorded by the entities resulting from such mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

ARTICLE II
Contributions and Distributions of Various Assets,
Stock, and Limited Partnership and Limited Liability Company Interests

        The parties hereby agree, as promptly as reasonably practicable, to undertake the following transactions set forth in this Article II in the order set forth in this Article II.

        Section 2.1    Merger of CGSI into Holdings.    CGSI will merge into Holdings by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the DGCL.

        Section 2.2    Contribution of GP LLC Interest by Holdings to CEI.    Pursuant to the form of Assignment attached hereto as Exhibit A, Holdings will grant, contribute, transfer, assign and convey to CEI, its successors and assigns, all right, title and interest of Holdings in and to all the membership interest in GP LLC to CEI (the "GP LLC Interest"), and CEI will accept the GP LLC Interest as a contribution to the capital of CEI.

        Section 2.3    Liquidation of CEI.    CEI will adopt, and the directors and shareholders of CEI will approve, a plan of complete liquidation (the "Plan of Liquidation") in the form of Exhibit B hereto.

        Section 2.4    Contribution of CESL GP Interest by CEI to OLP GP.    Pursuant to the form of Assignment attached hereto as Exhibit C, CEI will grant, contribute, transfer, assign and convey to OLP GP, its successors and assigns, all right, title and interest of CEI in and to a 0.001 interest in CESL (the "CESL GP Interest"), and OLP GP will accept the CESL GP Interest as a contribution to the capital of OLP GP.

        Section 2.5    Conversion of Interests to Limited Partner Interests.    Pursuant to the form of Conversion Agreement attached hereto as Exhibit D, CESL will convert the 0.999 percent interest in CESL (the "CEI CESL Interest") held by CEI subsequent to the transfer set forth in Section 2.4 hereof, into a 0.999 percent limited partner interest of CESL.

        Section 2.6    Contribution of Excluded Assets by CESL to CAM LP.    Pursuant to the form of Assignment and Assumption Agreement attached hereto as Exhibit E, CESL will grant, contribute, transfer, assign and convey to CAM LP, its successors and assigns, all right, title and interest of CESL in and to the Enron Receivable, the Jonesville Plant and the Clarkson Plant (collectively, the "Excluded Assets"), and CAM LP will accept the Excluded Assets as a capital contribution. For purposes of this Agreement, "Enron Receivable" means all accounts receivable of CESL and its affiliates from Enron Corp. and its affiliates; "Jonesville Plant" means all assets and liabilities of CESL and its affiliates comprising the processing plant operated by CESL and its affiliates located in Harrison County, Texas; and "Clarkson Plant" means all assets and liabilities of CESL and its affiliates comprising the processing plant operated by CESL and its affiliates located in Sutton County, Texas.

        Section 2.7    Distribution of CAM LP Interest and CAM GP Interest by CESL to OLP GP and Holdings and CEI.    Pursuant to the form of Assignment attached hereto as Exhibit F, CESL will grant, distribute, transfer, assign and convey to OLP GP, its successors and assigns, all right, title and interest of CESL in and to a percentage of each of (i) its limited partner interest in CAM LP (the "CAM LP Interest") and (ii) its membership interest in CAM GP (the "CAM GP Interest"), such respective percentages shall be equal to OLP GP's percentage ownership interest in CESL (collectively, the "OLP GP CAM LP Interest"), and will grant, distribute, transfer, assign and convey to Holdings, its successors and assigns, all right, title and interest of CESL in and to a percentage of each of the CAM LP Interest and the CAM GP Interest, such respective percentages shall be equal to Holdings' percentage ownership interest in CESL (collectively, the "Holdings CAM LP Interest"), and will grant, distribute, transfer, assign and convey to CEI, its successors and assigns, all right, title and interest of CESL in and to a percentage of each of the CAM LP Interest and the CAM GP Interest, such respective percentages shall be equal to CEI's percentage ownership interest in CESL (collectively, the "CEI CAM LP Interest"), and OLP GP and Holdings and CEI will accept the OLP GP CAM LP Interest and the

Holdings CAM LP Interest and the CEI CAM LP Interest, respectively, each as a distribution. The sum of the portions of each of the CAM LP Interest and the CAM GP Interest transferred by CESL to OLP GP and Holdings and CEI shall equal 100% of each of the CAM LP Interest and the CAM GP Interest.

        Section 2.8    A. Distribution of OLP GP CAM LP Interest by OLP GP to CEI.    Pursuant to the form of Assignment attached hereto as Exhibit G, OLP GP will grant, distribute, transfer, assign and convey as a dividend to CEI, its successors and assigns, all right, title and interest of OLP GP in and to the OLP GP CAM LP Interest, and CEI will accept the OLP GP CAM LP Interest as a dividend.

          B. Distribution by CEI to Holdings. As part of the transactions that are to be effected in accordance with the Plan of Liquidation and pursuant to the form of Assignment attached hereto as Exhibit G, CEI will grant, distribute, transfer, assign and convey as a dividend to Holdings, its successors and assigns, all right, title and interest of CEI in and to the OLP GP CAM LP Interest and the CEI CAM LP Interest, and Holdings will accept the OLP GP CAM LP Interest and the CEI CAM LP Interest.

        Section 2.9    Contribution of Management Notes by Holdings to CAM LP.    Pursuant to the form of Assignment attached hereto as Exhibit H, Holdings will grant, contribute, transfer, assign and convey to CAM LP, its successors and assigns, all right, title and interest of Holdings in and to the Management Notes, and CAM LP will accept the Management Notes as a contribution to the capital of CAM LP. For purposes of this agreement, "Management Notes" means each of the short-term promissory notes and long-term promissory notes that are described in Exhibit H attached hereto.

        Section 2.10    A. Contribution of Interests by CEI to MLP.    Pursuant to the form of Assignment attached hereto as Exhibit I, CEI will grant, contribute, transfer, assign and convey to MLP, its successors and assigns, all right, title and interest of CEI in and to (i) the CEI CESL Interest and (ii) all of its membership interests in OLP GP, and MLP will accept (x) the CEI CESL Interest and (y) all of CEI's membership interests in OLP GP as a contribution to the capital of MLP in exchange for an interest in MLP (the "CEI MLP Interest").

          B. Contribution of CEI MLP Interest by CEI to GP LP. Pursuant to the form of Assignment attached hereto as Exhibit J, CEI will grant, contribute, transfer, assign and convey to GP LP, its successors and assigns, all right, title and interest in and to the CEI MLP Interest, and GP LP will accept the CEI MLP Interest as a contribution to the capital of GP LP.

          C. Contribution of Holdings CESL Interest by Holdings to MLP. Pursuant to the form of Assignment attached hereto as Exhibit K, Holdings will grant, contribute, transfer, assign and convey to MLP, its successors and assigns, all right, title and interest of Holdings in and to its 99.0% limited partner interest in CESL (the "Holdings CESL Interest"), and MLP will accept the Holdings CESL Interest as a contribution to the capital of MLP in exchange for an interest in MLP (the "Holdings MLP Interest").

          D. Post Contribution Interest in MLP. After the transactions for which provision is made in Sections 2.10A, 2.10B and 2.10C hereof, GP LP shall be the general partner of MLP and shall hold a 1.0% interest in MLP and Holdings shall be a limited partner of MLP and shall hold a 99.0% interest in MLP.

        Section 2.11    Merger of Gulf Coast into OLP GP.    Gulf Coast will merge into OLP GP by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the Delaware LLC Act and the Texas LLC Act.

        Section 2.12    Merger of CESL into OLP.    CESL will merge into OLP by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the Delaware LP Act and the Texas LP Act.

        Section 2.13    Distribution of CPI Shares.    Pursuant to the form of Assignment attached hereto as Exhibit L:

        (a)  OLP will grant, distribute, transfer, assign and convey to OLP GP, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of CPI equal to OLP GP's percentage ownership interest in OLP, and will grant, distribute, transfer, assign and convey to MLP, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of CPI equal to MLP's percentage ownership interest in OLP, and OLP GP and MLP will accept such shares, respectively, each as a distribution.

        (b)  OLP GP will grant, distribute, transfer, assign and convey to MLP, its successors and assigns, all right, title and interest of OLP GP in and to its shares of common stock of CPI, and MLP will accept such shares as a distribution.

        (c)  MLP will grant, distribute, transfer, assign and convey to GP LP, its successors and assigns, all right, title and interest of MLP in and to a percentage of its shares of common stock of CPI equal to GP LP's percentage ownership interest in MLP, and will grant, distribute, transfer, assign and convey to Holdings, its successors and assigns, all right, title and interest of MLP in and to a percentage of its shares of common stock of CPI equal to Holdings' percentage ownership interest in MLP, and GP LP and Holdings will accept such shares, respectively, each as a distribution.

        (d)  GP LP will grant, distribute, transfer, assign and convey to GP LLC, its successors and assigns, all right, title and interest of GP LP in and to a percentage of its shares of common stock of CPI equal to GP LLC's percentage ownership interest in GP LP, and will grant, distribute, transfer, assign and convey to CEI, its successors and assigns, all right, title and interest of CEI in and to a percentage of its shares of common stock of CPI equal to CEI's percentage ownership interest in GP LP, and GP LLC and CEI will accept such shares, respectively, each as a distribution.

        (e)  GP LLC will grant, distribute, transfer, assign and convey to CEI, its successors and assigns, all right, title and interest of GP LLC in and to its shares of common stock of CPI, and CEI will accept such shares as a distribution.

        (f)    A part of the transactions that are to be effected in accordance with the Plan of Liquidation, CEI will grant, distribute, transfer, assign and convey to Holdings, its successors and assigns, all right, title and interest of CEI in and to its shares of common stock of CPI, and Holdings will accept such shares.

        Section 2.14    Transfer and Conversion of Interests.    Pursuant to the form of Assignment and Conversion Agreement attached hereto as Exhibit M, OLP GP will grant, transfer, assign and convey to OLP a 0.999% interest in each of GC Marketing, GC Transmission, CCNG Transmission, CCNG Marketing, CCNG Gathering and CCNG Processing and each of such transferred interests shall be converted into a limited partner interest in the respective entity, such that OLP GP shall be the general partner of each such entity and shall hold a 0.001% interest in each such entity and OLP shall be a limited partner of each such entity and shall hold a 99.999% interest in each such entity.

ARTICLE III
Assumption of Certain Liabilities

        Section 3.1    Assumption of Liabilities and Obligations of CESL by GP LLC.    In connection with the distribution by CESL of the Excluded Assets to CAM LP, CAM LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the respective obligations and liabilities arising out of or incurred with respect to the Excluded Assets to the full extent that CESL has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities, provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of CAM LP with respect to such obligations and liabilities beyond that of CESL.

ARTICLE IV
Title Matters

        Section 4.1    Encumbrances.    Where applicable, the distributions of the Excluded Assets set forth in Section 2.6 are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Excluded Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Excluded Assets, including, without limitation, (a) all matters that a current on the ground survey or visual inspection of the Excluded Assets would reflect, and (b) the liabilities assumed in Article III with respect to the Excluded Assets.

        Section 4.2    Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

        (a)  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, CAM LP ACKNOWLEDGES AND AGREES THAT CESL HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY CESL), REGARDING, WHERE APPLICABLE (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE EXCLUDED ASSETS INCLUDING WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE EXCLUDED ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE EXCLUDED ASSETS, (2) THE INCOME TO BE DERIVED FROM THE EXCLUDED ASSETS, (3) THE SUITABILITY OF THE EXCLUDED ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH CAM LP MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE EXCLUDED ASSETS OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES. REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EXCLUDED ASSETS. CAM LP ACKNOWLEDGES AND AGREES THAT, WHERE APPLICABLE, CAM LP HAS HAD THE OPPORTUNITY TO INSPECT THE EXCLUDED ASSETS AND CAM LP IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE EXCLUDED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY CESL. CESL IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE EXCLUDED ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. CAM LP ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE EXCLUDED ASSETS AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE EXCLUDED ASSETS ARE CONTRIBUTED AND CONVEYED BY CESL SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE AND THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 4.2 HAVE BEEN NEGOTIATED BY CESL AND CAM LP AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF CESL, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE EXCLUDED ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

        (b)  The contribution of the Excluded Assets made under this Agreement are made with full rights of substitution and subrogation of CESL, and all persons claiming by, through and under it, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title CESL, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Excluded Assets.

        (c)  CAM LP agrees that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

        (d)  Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

ARTICLE V
Further Assurances

        Section 5.1    Further Assurances.    From time to time after the date hereof, and without any further consideration, CESL and CAM LP shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in CAM LP and its successors and assigns beneficial and record title to the interests hereby contributed and assigned to CAM LP or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

        Section 5.2    Other Assurances.    From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE VI
Miscellaneous

        Section 6.1    Order of Completion of Transactions.    The transactions provided for in Article II of this Agreement shall be completed in the order set forth in that article.

        Section 6.    Headings; References; Interpretation.    All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

        Section 6.3    Successors and Assigns.    The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 6.4    No Third Party Rights.    The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 6.5    Counterparts.    This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 6.6    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

        Section 6.7    Severability.    If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 6.8    Amendment or Modification.    This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 6.9    Integration    This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 6.10    Representations and Warranties.    Each party hereto represents and warrants to each of the other parties hereto as follows:

          (a)  Such party has the right, power and authority for, and has taken all necessary corporate and other action to authorize, the execution, delivery and performance of the transactions contemplated by this Agreement; and

          (b)  This Agreement has been duty executed and delivered by the duly authorized officers of such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

        Section 6.11    Costs.    Each transferee/assignee hereunder shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

        Section 6.12    Deed; Bill of Sale; Assignment.    To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of assets.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the time and date first above written.

HOLDINGS:	CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation
	By:	/s/ BRYAN H. LAWRENCE
		Name:	Bryan H. Lawrence
		Title:	Chairman
CESL:	CROSSTEX ENERGY SERVICES, LTD., a Texas limited partnership
	By:	Crosstex Energy, Inc., a Texas corporation, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CEI:	CROSSTEX ENERGY, INC., a Texas corporation
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
MLP:	CROSSTEX ENERGY, L.P., a Delaware limited partnership
	By:	Crosstex Energy GP, L.P., a Delaware limited partnership, its general partner
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
GP LLC:	CROSSTEX ENERGY GP, LLC, a Delaware limited liability company
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
GP LP:	CROSSTEX ENERGY GP, L.P., a Delaware limited partnership
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

OLP GP:
CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
OLP:	CROSSTEX ENERGY SERVICES, LTD., a Delaware limited partnership
	By:	Crosstex Energy, Inc., a Texas corporation, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
GULF COAST:	CROSSTEX GULF COAST, LLC, a Texas limited liability company
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CAM GP:	CROSSTEX ASSET MANAGEMENT GP, LLC, a Delaware limited liability company
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CAM LP:	CROSSTEX ASSET MANAGEMENT, L.P., a Delaware limited partnership
	By:	CAM GP, LLC, a Delaware limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
GC TRANSMISSION:	CROSSTEX GULF COAST TRANSMISSION LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

GC MARKETING:	CROSSTEX GULF COAST MARKETING LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CCNG TRANSMISSION:	CROSSTEX CCNG TRANSMISSION LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CCNG MARKETING:	CROSSTEX CCNG MARKETING LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CCNG PROCESSING:	CROSSTEX CCNG PROCESSING LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President
CCNG GATHERING:	CROSSTEX CCNG GATHERING LTD., a Texas limited partnership
	By:	Crosstex Gulf Coast, LLC, a Texas limited liability company, its general partner
	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

Exhibit A

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at                         a.m., Eastern Standard Time, on November            , 2002, by and between Crosstex Energy Holdings Inc., a Delaware corporation ("Assignor") and Crosstex Energy, Inc., a Texas corporation ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign, as a contribution to the capital of Assignee, all of its membership interest (the "GP LLC Interest") in Crosstex Energy GP, LLC, a Delaware limited liability company ("GP LLC"), and Assignee desires to accept such contribution;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the GP LLC Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as a member of GP LLC.

        2.    Acceptance.     Assignee hereby accepts the assignment of the GP LLC Interest and agrees to be bound by the Certificate of Formation and Limited Liability Company Agreement of GP LLC from and after the date hereof.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, contribute, transfer, assign and convey its right, title and interest in and to the GP LLC Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transactions contemplated by this Assignment.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

A-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY HOLDINGS, INC.
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ENERGY, INC.
By:

Name:

Title:

        The undersigned party joins in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY GP, LLC
By:

Name:

Title:

Date: a.m., November , 2002

A-2

Exhibit B

CROSSTEX ENERGY, INC.

PLAN OF COMPLETE LIQUIDATION

        This Plan of Complete Liquidation (the "Plan") is intended to accomplish the complete liquidation of Crosstex Energy, Inc., a Texas corporation (the "Corporation"), in conformance with the applicable law, including the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to the following steps:

        A.    The Board of Directors of the Corporation shall adopt resolutions declaring it advisable and in the best interests of the Corporation and its shareholders, and recommending to such shareholders, that (i) the Corporation be liquidated in accordance with applicable law, including the Code, (ii) all properties and assets of the Corporation remaining after the payment of or provision for payment of all of the Corporation's liabilities be distributed in kind to the shareholders of the Corporation in accordance with this Plan of Liquidation.

        B.    The Board of Directors of the Corporation shall approve and adopt the Plan and shall recommend to the shareholders of the Corporation that such shareholders approve and adopt the Plan.

        C.    The shareholders of the Corporation, by written consent, shall adopt resolutions:

          (1)  authorizing the liquidation of the Corporation; and

          (2)  approving and adopting the Plan and authorizing that it be carried out;

          (3)  if required by applicable law, authorizing and approving the merger of the Corporation with and into Crosstex Energy Holdings Inc., a Delaware corporation and sole shareholder of the Corporation ("Holdings"), pursuant to the Plan and in accordance with the laws of the States of Texas and Delaware and the Code; provided, however, that such merger shall not take place until after the consummation of the transactions contemplated by Paragraph D hereof and after the consummation of the transactions contemplated by Sections 2.1-2.6 of that certain Closing Contribution, Conveyance and Assumption Agreement by and among the Corporation and the other parties thereto (the "Closing Contribution Agreement").

        Unless the shareholders of the Corporation shall take each of the actions set forth in subparagraphs (1), (2) and (3) above by written consent, this Plan shall not be adopted and the Corporation shall not be liquidated.

        D.    If the shareholders of the Corporation take each of the actions set forth in subparagraphs (1), (2) and (3) of Paragraph C above in the manner therein prescribed, the Corporation shall, as expeditiously as possible:

          (1)  subsequent to the consummation of the transactions contemplated by Sections 2.1-2.7 of that certain First Contribution, Conveyance and Assumption Agreement by and among the Corporation and the other parties thereto (the "First Contribution Agreement") and pursuant to the form of Assignment attached as Exhibit G to the First Contribution Agreement; the Corporation shall grant, distribute, transfer, assign and convey as a liquidating distribution to Holdings, its successors and assigns, all right, title and interest of the Corporation in and to the CEI CAM LP Interest (as such term is defined in the First Contribution Agreement);

          (2)  subsequent to the consummation of the transactions contemplated by Sections 2.8-2.13(e) of the First Contribution Agreement and pursuant to the form of Assignment attached as Exhibit L to the First Contribution Agreement, the Corporation shall grant, distribute, transfer, assign and convey to Holdings, its successors and assigns, all right, title and interest of the Corporation in and to its shares of common stock of Crosstex Pipeline, Inc.; and

B-1

          (3)  take all necessary and appropriate action to merge the Corporation with and into Holdings, provided, however, that such merger shall not take place until after the consummation of the liquidating distributions contemplated by Paragraph E hereof and after the consummation of the transactions contemplated by Sections 2.1-2.6 of the Closing Contribution Agreement.

        E.    The written consent of the shareholders of the Corporation taking each of the actions set forth in subparagraphs (1), (2) and (3) of Paragraph C above shall constitute full and complete authorization to the proper officers of the Corporation, without further director or shareholder action other than approval of the Board of Directors when expressly required herein, to do and perform any and all acts and to make, execute, acknowledge, certify and deliver any and all agreements, conveyances, assignments, transfers, certificates and other instruments and documents of every kind and character which such officers shall deem necessary or appropriate (i) to convey, transfer and deliver the assets and properties of the Corporation to the extent provided in Paragraph D, and (ii) to merge the Corporation with and into Holdings in accordance with applicable law.

B-2

Exhibit C

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by and between Crosstex Energy, Inc., a Texas corporation ("Assignor") and Crosstex Energy Services GP, LLC, a Delaware limited liability company ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to Assignee, as a contribution to the capital of Assignee, all of Assignor's right, title and interest in and to a 0.001 percent interest (the "CESL GP Interest") in Crosstex Energy Services, Ltd., a Texas limited partnership ("CESL") and Assignee desires to accept the assignment of the CESL GP Interest and to become the sole general partner of CESL;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the CESL GP Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as the sole general partner of CESL.

        2.    Acceptance and Assumption of Liabilities.     Assignee hereby (i) accepts the CESL GP Interest, (ii) agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of CESL from and after the date hereof and (iii) assumes all obligations and liabilities of Assignor arising from or relating to the CESL GP Interest.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, contribute, transfer, assign and convey its right, title and interest in and to the CESL GP Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

C-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY, INC.
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ENERGY SERVICES GP, LLC
By:

Name:

Title:

        The undersigned parties join in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy, Inc., its general partner
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

Date: a.m., November , 2002

C-2

Exhibit D

CONVERSION AGREEMENT

        THIS CONVERSION AGREEMENT (this "Agreement"), is made and entered into at             a.m., Eastern Standard Time on November            , 2002, by and between Crosstex Energy Services, Ltd., a Texas limited partnership ("CESL"), Crosstex Energy, Inc., a Texas corporation ("CEI").

RECITALS

        WHEREAS, CEI was previously the holder of a 1.0% interest in CESL and served as the sole general partner of CESL;

        WHEREAS, pursuant to that certain First Contribution, Conveyance and Assumption Agreement by and among CESL, CEI and the other parties thereto, at             a.m. on November             , 2002, CEI transferred a 0.001% general partner interest in CESL to Crosstex Energy Services GP, LLC, a Delaware limited liability company, and withdrew as the sole general partner of CESL; and

        WHEREAS, CEI and CESL desire to convert the remaining 0.999% interest (the "Remaining Interest") of CEI in CESL to a limited partner interest;

        NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Conversion of Interest.     CESL hereby converts the Remaining Interest into a 0.999% limited partner interest in CESL.

        2.    Agreement to be Bound.     Assignee hereby agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of CESL from and after the date hereof as a limited partner.

        3.    Authority.     Each party hereto has complete and unrestricted power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the consummation of such transactions does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transactions contemplated by this Agreement.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

D-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the time and date first written above.

CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX ENERGY, INC.
By:

Name:

Title:

        The undersigned party joins in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

D-2

Exhibit E

ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into at              a.m., Eastern Standard Time, on November            , 2002, by and between Crosstex Energy Services, Ltd., a Texas limited partnership ("Assignor") and Crosstex Asset Management, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to Assignee, as a contribution to the capital of Assignee, all of Assignor's right, title and interest in and to the following assets (collectively, the "Excluded Assets"):

        1.    all accounts receivable of Assignor and its affiliates from Enron Corp. and its affiliates;

        2.    all assets and liabilities of Assignor and its affiliates comprising the processing plant operated by Assignor and its affiliates located in Harrison County, Texas; and

        3.    all assets and liabilities of Assignor and its affiliates comprising the processing plant operated by Assignor and its affiliates located in Sutton County, Texas;

        WHEREAS, Assignee desires to accept the assignment of the Excluded Assets; and

        WHEREAS, in connection with the transfer and assignment of the Excluded Assets, Assignor wishes to assign and Assignee wishes to assume all of the Assignor's rights and obligations in, arising from and relating to the Excluded Assets;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of its right, title and interest in and to the Excluded Assets as a contribution to the capital of Assignee.

        2.    Acceptance.     Assignee accepts the Excluded Assets as a contribution to the capital of Assignee by Assignor.

        3.    Assumption of Liabilities.     Assignee assumes all obligations and liabilities of Assignor in, arising from and relating to the Excluded Assets.

        4.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, contribute, transfer, assign and convey its right, title and interest in and to the Excluded Assets, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        5.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        6.    Binding Effect.     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

E-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ASSET MANAGEMENT, L.P.
By:	Crosstex Asset Management GP, LLC, its general partner
By:

Name:

Title:

        The undersigned party joins in the execution of this Agreement solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

Date: a.m., November , 2002

E-2

Exhibit F

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by and among Crosstex Energy Services, Ltd., a Texas limited partnership ("Assignor"), and Crosstex Energy Services GP, LLC, a Delaware limited liability company ("OLP GP"), Crosstex Energy Holdings Inc., a Delaware corporation ("Holdings") and Crosstex Energy Inc., a Texas corporation ("CEI"), (collectively, the "Assignees").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to each of the Assignees as a distribution (i) a percentage of its limited partner interest (the "CAM LP Interest") in Crosstex Asset Management, L.P., a Delaware limited partnership ("CAM LP") and (ii) a percentage of its membership interest (the "CAM GP Interest") in Crosstex Asset Management GP, LLC, a Delaware limited liability company ("CAM GP"), and each of the Assignees desires to accept such respective distributions;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.

          (a)  Assignor hereby irrevocably grants, distributes, transfers, assigns and conveys to OLP GP, its successors and assigns, all of Assignor's right, title and interest in and to a percentage of the CAM LP Interest and the CAM GP Interest, such respective percentages being equal to OLP GP's percentage ownership interest in Assignor, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

          (b)  Assignor hereby irrevocably grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all of Assignor's right, title and interest in and to a percentage of the CAM LP Interest and the CAM GP Interest, such respective percentages being equal to Holdings' percentage ownership interest in Assignor, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

          (c)  Assignor hereby irrevocably grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all of Assignor's right, title and interest in and to a percentage of the CAM LP Interest and the CAM GP Interest, such respective percentages being equal to CEI's percentage ownership interest in Assignor, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

          (d)  Assignor hereby withdraws as a limited partner of CAM LP and as a member of CAM GP.

        2.    Acceptance.

          (a)  OLP GP hereby accepts the assignment of the respective percentages of the CAM LP Interest and the CAM GP Interest set forth in Section 1(a) hereof and agrees to be bound by the Certificate of Limited Partnership and the Limited Partnership Agreement of CAM LP and the Certificate of Formation and the Limited Liability Company Agreement of CAM GP from and after the date hereof.

          (b)  Holdings hereby accepts the assignment of the respective percentages of the CAM LP Interest and the CAM GP Interest set forth in Section 1(b) hereof, and agrees to be bound by the Certificate of Limited Partnership and the Limited Partnership Agreement of CAM LP and the

  Certificate of Formation and the Limited Liability Company Agreement of CAM GP from and after the date hereof.

          (c)  CEI hereby accepts the assignment of the respective percentages of the CAM LP Interest and the CAM GP Interest set forth in Section 1(c) hereof and agrees to be bound by the Certificate of Limited Partnership and the Limited Partnership Agreement of CAM LP and the Certificate of Formation and the Limited Liability Company Agreement of CAM GP from and after the date hereof.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, distribute, transfer, assign and convey its right, title and interest in and to the CAM LP Interest and the CAM GP Interest, and such sales, assignments and transfers do not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

ASSIGNEES:
CROSSTEX ENERGY SERVICES GP, LLC
By:

Name:

Title:

CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

CROSSTEX ENERGY, INC.
By:

Name:

Title:

        The undersigned parties join in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ASSET MANAGEMENT, L.P.
By:	Crosstex Asset Management GP, LLC, its general partner
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ASSET MANAGEMENT GP, LLC
By:

Name:

Title:

Date: a.m., November , 2002

Exhibit G

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by and among Crosstex Energy Services GP, LLC, a Delaware limited liability company ("OLP GP"), Crosstex Energy, Inc., a Texas corporation ("CEI"), and Crosstex Energy Holdings Inc., a Delaware corporation ("Holdings").

RECITALS

        WHEREAS, OLP GP desires to transfer and assign to CEI its limited partner interest in Crosstex Asset Management, L.P., a Delaware limited partnership ("CAM LP") and its membership interest in Crosstex Asset Management GP, LLC, a Delaware limited liability company ("CAM GP") (collectively, the "OLP GP CAM LP Interest"), and CEI desires to accept such distributions; and

        WHEREAS, CEI desires to transfer and assign to Holdings its limited partner interest in CAM LP and its membership interest in CAM GP (collectively, the "CEI CAM LP Interest"), and the OLP GP CAM LP Interest it receives from OLP GP, and Holdings desires to accept such distributions;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.

          (a)  OLP GP hereby irrevocably grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all of OLP GP's right, title and interest in and to the OLP GP CAM LP Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as a limited partner of CAM LP and as a member of CAM GP.

          (b)  CEI hereby irrevocably grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all of CEI's right, title and interest in and to the CEI CAM LP Interest and the OLP GP CAM LP Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as a limited partner of CAM LP and as a member of CAM GP.

        2.    Acceptance.

          (a)  CEI hereby accepts the assignment of the OLP GP CAM LP Interest and agrees to be bound by the Certificate of Limited Partnership and the Limited Partnership Agreement of CAM LP and the Certificate of Formation and the Limited Liability Company Agreement of CAM GP from and after the date hereof.

          (b)  Holdings hereby accepts the assignment of the CEI CAM LP Interest and the OLP GP CAM LP Interest and agrees to be bound by the Certificate of Limited Partnership and the Limited Partnership Agreement of CAM LP and the Certificate of Formation and the Limited Liability Company Agreement of CAM GP from and after the date hereof.

        3.    Authority.

          (a)  OLP GP has complete and unrestricted power and authority to enter into this Assignment and to grant, distribute, transfer, assign and convey its right, title and interest in and to the OLP GP CAM LP Interest, and such sales, assignments and transfers do not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

          (b)  CEI has complete and unrestricted power and authority to enter into this Assignment and to grant, distribute, transfer, assign and convey its right, title and interest in and to the CEI CAM LP Interest and the OLP GP CAM LP Interest, and such sales, assignments and transfers do not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

CROSSTEX ENERGY SERVICES GP, LLC
By:

Name:

Title:

CROSSTEX ENERGY, INC.
By:

Name:

Title:

CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

        The undersigned parties join in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ASSET MANAGEMENT, L.P.
By:	Crosstex Asset Management GP, LLC, its general partner
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ASSET MANAGEMENT GP, LLC
By:

Name:

Title:

Date: a.m., November , 2002

Exhibit H

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment") is made and entered into at             a.m., Eastern Standard Time, on November             , 2002, by and between Crosstex Energy Holdings Inc., a Delaware corporation ("Assignor"), and Crosstex Asset Management, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign, as a contribution to the capital of Assignee, all of its right title and interest in and to the promissory notes listed below (collectively, the "Notes"), and Assignee desires to accept the Notes as a contribution to the capital of Assignee; and

        2.    Those certain Full Recourse Promissory Notes dated September 12, 2000, by and between Holdings and each of the following persons in the original principal amounts set forth opposite their names:

Name	Original Principal Amount
Barry E. Davis	$394,994
A. Chris Aulds	$255,215
James R. Wales	$158,446
John W. Daugherty	$40,629
Lisa M. Brecht	$40,629
Rodney Madden	$10,089

        3.    Those certain Full Recourse Promissory Notes dated October 25, 2000, by and between Holdings and each of the following persons in the original principal amounts set forth opposite their names:

Name	Original Principal Amount
Barry E. Davis	$566,343
A. Chris Aulds	$365,931
James R. Wales	$227,178
John W. Daugherty	$60,939
Lisa M. Brecht	$60,939
Mark E. Huff	$53,532
Rodney Madden	$15,129

        4.    Those certain Short-Term Full Recourse Promissory Notes dated October 25, 2000, by and between Holdings and each of the following persons in the original principal amounts set forth opposite their names:

Name	Original Principal Amount
Barry E. Davis	$62,927
A. Chris Aulds	$40,659
James R. Wales	$25,242
John W. Daugherty	$6,771
Lisa M. Brecht	$6,771
Mark E. Huff	$5,948
Rodney Madden	$1,681

        4.    Those certain Full Recourse Promissory Notes dated September 30, 2001, by and between Holdings and each of the following persons in the original principal amounts set forth opposite their names:

Name	Original Principal Amount
Barry E. Davis	$439,596
A. Chris Aulds	$284,028
James R. Wales	$176,340
William W. Davis	$300,000
Jack M. Lafield	$300,000
Michael P. Scott	$240,000

        5.    That certain Full Recourse Promissory Note dated October 15, 2001, by and between Holdings and Mike W. Hopkins in the original principal amount of $180,000.

        WHEREAS, Assignor desires to transfer and assign, as a contribution to the capital of Assignee, all of its right title and interest in and to the stock pledge agreements listed below (collectively, the "Pledge Agreements"), and Assignee desires to accept the Pledge Agreements as a contribution to the capital of Assignee:

        1.    Those certain Stock Pledge Agreements dated September 12, 2000, by and between Holdings and each of Barry E. Davis, A. Chris Aulds, James R. Wales, John W. Daugherty, Lisa M. Brecht and Rodney Madden;

        2.    Those certain Stock Pledge Agreements dated October 25, 2000, by and between Holdings and each of Barry E. Davis, A. Chris Aulds, James R. Wales, John W. Daugherty, Lisa M. Brecht, Mark E. Huff and Rodney Madden;

        3.    Those certain Stock Pledge Agreements dated September 30, 2001, by and between Holdings and each of Barry E. Davis, A. Chris Aulds, James R. Wales, William W. Davis, Jack M. Lafield and Michael P. Scott.

        4.    That certain Stock Pledge Agreement dated October 15, 2001, by and between Holdings and Mike W. Hopkins.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     Assignor does hereby sell, transfer, convey, assign, endorse, set over and deliver unto Assignee all of Assignor's right, title and interest in and to the following:

          (a)  All indebtedness and obligations owing to Assignor under or pursuant to the Notes and all the other rights, benefits, remedies and privileged under or pursuant to the Notes (all of the foregoing are herein collectively called the "Assigned Indebtedness"); and

          (b)  All rights, titles, interests, privileges, claims, demands, equities, liens, charges and security interests existing or to exist directly in connection with or solely as security for the Assigned Indebtedness, including without limitation, those existing under or pursuant to the Pledge Agreements and all other pledges and other documents or instruments securing the Assigned Indebtedness.

        TO HAVE AND TO HOLD the Assigned Indebtedness, together and along with all such rights, titles, interests, liens, charges, security interests, privileges, claims, demands and equities.

        2.    Acceptance.     Assignee hereby accepts the assignment of the Notes and the Pledge Agreements as a contribution by Assignor to the capital of Assignee.

        3.    Ratification of Debtor.     Each of the undersigned debtors hereby ratifies and confirms the liens and security interests created under his or her respective Pledge Agreement and the indebtedness evidenced by his or her respective Note.

        4.    Endorsement of Note.     Assignor agrees to promptly endorse the Note: "pay to the order of Crosstex Asset Management, L.P. without recourse or warranty" and deliver the same to Assignee.

        5.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to sell, assign and transfer its right, title and interest in and to the Notes and the Pledge Agreements, and such sales, assignments and transfers do not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        6.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        7.    Binding Effect.     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

ASSIGNOR:
CROSSTEX ASSET MANAGEMENT, L.P..
By:	Crosstex Asset Management GP, LLC, its general partner
By:

Name:

Title:

DEBTORS:
Barry E. Davis
A. Chris Aulds
James R. Wales
John W. Daugherty
Lisa M. Brecht
Mark E. Huff
Rodney Madden
William W. Davis
Jack M. Lafield
Michael P. Scott

Exhibit I

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by Crosstex Energy, Inc., a Texas corporation ("Assignor") and Crosstex Energy, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to Assignee, as a contribution to the capital of Assignee, (i) its 0.999% limited partner interest (the "CEI CESL Interest") in Crosstex Energy Services, Ltd., a Texas limited partnership (the "CESL") and (ii) all of its membership interest (the "Membership Interest") in Crosstex Energy Services GP, LLC, a Delaware limited liability company (the "OLP GP"), and Assignee desires to accept such contribution in exchange for an interest in Assignee entitling Assignor to 1% of the distributions of Assignee (the "CEI MLP Interest"); and

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     As a contribution to the capital of Assignee, and in exchange for the CEI MLP Interest, Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the CEI CESL Interest and the Membership Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

        2.    Acceptance.     In exchange for the CEI MLP Interest, Assignee hereby accepts the assignment of the CEI CESL Interest and the Membership Interest and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of CESL and the Certificate of Formation and Limited Liability Company Agreement of OLP GP from and after the date hereof. Assignor hereby accepts the assignment of the CEI MLP Interest and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of MLP from and after the date hereof.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, contribute, transfer, assign and convey its right, title and interest in the CEI CESL Interest and the Membership Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY, INC.
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its general partner
	By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

        The undersigned parties join in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ENERGY SERVICES GP, LLC
By:

Name:

Title:

Date: a.m., November , 2002

Exhibit J

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by and between Crosstex Energy, Inc., a Texas corporation ("Assignor") and Crosstex Energy GP, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to Assignee, as a contribution to the capital of Assignee, all of Assignor's right, title and interest in and to its limited partner interest (the "CEI MLP Interest") in Crosstex Energy, L.P., a Delaware limited partnership ("MLP") and Assignee desires to accept the contribution of the CEI MLP Interest, and to become a partner of MLP.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     As a contribution to the capital of Assignee, Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the CEI MLP Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

        2.    Acceptance and Agreement to be Bound.     Assignee hereby accepts the assignment of the CEI MLP Interest and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of MLP from and after the date hereof.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to grant, contribute, transfer, assign and convey its right, title and interest in the CEI MLP Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

J-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY, INC.
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ENERGY GP, L.P.
By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

        The undersigned parties join in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its general partner
	By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

Date: a.m., November , 2002
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

Date: a.m., November , 2002

J-2

Exhibit K

ASSIGNMENT

        THIS ASSIGNMENT AGREEMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, is made by and between Crosstex Energy Holdings Inc., a Delaware corporation ("Assignor") and Crosstex Energy, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to transfer and assign to Assignee, as a contribution to the capital of Assignee and in exchange for an interest in Assignee entitling Assignor to 99% of the distributions of Assignee (the "Holdings MLP Interest"), all of Assignor's right, title and interest in and to its 99.0% limited partner interest (the "Holdings CESL Interest") in Crosstex Energy Services, Ltd., Texas limited partnership ("CESL") and Assignee desires to accept the contribution of the Holdings CESL Interest, and to become a partner of CESL.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.     As a contribution to the capital of Assignee, and in exchange the Holdings MLP Interest, Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Holdings CESL Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

        2.    Acceptance and Agreement to be Bound.     Assignee hereby accepts the assignment of the Holdings CESL Interest and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of CESL from and after the date hereof. Assignor hereby accepts the assignment of the Holdings MLP Interest and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of MLP from and after the date hereof.

        3.    Authority.     Assignor has complete and unrestricted power and authority to enter into this Assignment and to sell, assign and transfer its right, title and interest in the Holdings CESL Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

K-1

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

ASSIGNOR:
CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

ASSIGNEE:
CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its general partner
	By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

        The undersigned party joins in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX ENERGY SERVICES, LTD.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

Date: a.m., November , 2002

K-2

Exhibit L

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment"), is made and entered into at             a.m., Eastern Standard Time, on November            , 2002, by Crosstex Energy Services, L.P., a Delaware limited partnership ("OLP"), Crosstex Energy Services GP, LLC, a Delaware limited liability company ("OLP GP"), Crosstex Energy, L.P., a Delaware limited partnership ("MLP"), Crosstex Energy GP, L.P., a Delaware limited partnership ("GP LP"), Crosstex Energy Holdings Inc., a Delaware corporation ("Holdings"), Crosstex Energy GP, LLC, a Delaware limited liability company ("GP LLC") and Crosstex Energy, Inc., a Texas corporation ("CEI").

RECITALS

        WHEREAS, OLP desires to distribute to Holdings, through the intermediate entities that are parties hereto, all right, title and interest in its shares of common stock (the "CPI Shares") of Crosstex Pipeline, Inc., a Texas corporation ("CPI"), and Holdings and each of the intermediate entities that are parties hereto desires to accept such distribution and, where applicable, to make the distributions of the CPI Shares;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment and Acceptance.

          (a)  OLP hereby irrevocably grants, distributes, transfers, assigns and conveys to each of OLP GP and MLP, their respective successors and assigns, all of OLP's right, title and interest in and to a percentage of its shares of common stock of CPI equal to their respective percentage ownership interests in OLP, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and each of OLP GP and MLP hereby accept such shares, respectively, each as a distribution.

          (b)  OLP GP hereby irrevocably grants, distributes, transfers, assigns and conveys to MLP, its successors and assigns, all of OLP GP's right, title and interest in and to its shares of common stock of CPI, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and MLP hereby accepts such shares as a distribution.

          (c)  MLP hereby irrevocably grants, distributes, transfers, assigns and conveys to each of GP LP and Holdings, their respective successors and assigns, all of MLP's right, title and interest in and to a percentage of its shares of common stock of CPI equal to their respective percentage ownership interests in MLP, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and each of GP LP and Holdings hereby accept such shares, respectively, each as a distribution.

          (e)  GP LP hereby irrevocably grants, distributes, transfers, assigns and conveys to each of GP LLC and CEI, their respective successors and assigns, all of GP LP's right, title and interest in and to a percentage of its shares of common stock of CPI equal to their respective percentage ownership interests in GP LP, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and each of GP LLC and CEI hereby accept such shares, respectively, each as a distribution.

          (f)    GP LLC hereby irrevocably grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all of GP LLC's right, title and interest in and to its shares of common stock of CPI, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and CEI hereby accepts such shares as a distribution.

          (g)  Pursuant to a plan of liquidation previously adopted by CEI and its shareholders, CEI hereby irrevocably grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all of CEI's right, title and interest in and to its shares of common stock of CPI, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and Holdings hereby accepts such shares as a distribution.

        3.    Authority.     Each of the parties hereto has complete and unrestricted power and authority to enter into this Assignment and to sell, assign and transfer its right, title and interest in the shares of common stock of CPI, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the time and date first written above.

CROSSTEX ENERGY SERVICES, L.P.
By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX ENERGY SERVICES GP, LLC
By:

Name:

Title:

CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its general partner
	By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX ENERGY GP, L.P.
By:	Crosstex Energy GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX ENERGY HOLDINGS INC.
By:

Name:

Title:

CROSSTEX ENERGY GP, LLC
By:

Name:

Title:

CROSSTEX ENERGY, INC.
By:

Name:

Title:

        The undersigned party joins in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:
CROSSTEX PIPELINE, INC.
By:

Name:

Title:

Date: a.m., November , 2002

EXHIBIT M

ASSIGNMENT AND CONVERSION AGREEMENT

        THIS ASSIGNMENT AND CONVERSION AGREEMENT (this "Agreement"), is made and entered into at             a.m., Eastern Standard Time on November            , 2002, by and between Crosstex Energy Services GP, LLC, a Delaware limited liability company ("OLP GP"), Crosstex Energy Services, L.P., a Delaware limited partnership ("OLP"), Crosstex Gulf Coast Transmission Ltd., a Texas limited partnership ("GC Transmission"), Crosstex Gulf Coast Marketing Ltd., a Texas limited partnership ("GC Marketing"), Crosstex CCNG Transmission Ltd., a Texas limited partnership ("CCNG Transmission"), Crosstex CCNG Marketing Ltd., a Texas limited partnership ("CCNG Marketing"), Crosstex CCNG Processing Ltd., a Texas limited partnership ("CCNG Processing") and Crosstex CCNG Gathering Ltd., a Texas limited partnership ("CCNG Gathering").

RECITALS

        WHEREAS, OLP GP is the beneficial owner of a 1.0% general partner interest in each of GC Transmission, GC Marketing, CCNG Transmission, CCNG Marketing, CCNG Processing and CCNG Gathering (individually a "Partnership", and collectively, the "Partnerships");

        WHEREAS, OLP is the beneficial owner of a 99% limited partner interest in each of the Partnerships;

        WHEREAS, OLP GP desires to transfer and assign 0.999% of its interest in each Partnership to OLP and OLP and each of the Partnerships desire to convert each of such transferred interests into a 0.999% limited partner interest in each of the respective Partnerships, such that OLP GP shall be the general partner of each such Partnership and shall hold a 0.001% general partner interest in each such Partnership and OLP shall be a limited partner of each such Partnership and shall hold a 99.999% limited partner interest in each such Partnership;

        NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Assignment.     OLP GP hereby irrevocably grants, transfers, assigns and conveys to OLP, its successors and assigns, all of OLP GP's right, title and interest in and to a 0.999% interest in each Partnership (the "Interests"), free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

        2.    Acceptance and Agreement to be Bound.     OLP hereby accepts the assignment of the Interests and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of each Partnership from and after the date hereof, as a limited partner.

        3.    Conversion of Interests.     Each of the Partnerships hereby converts that portion of the Interests relating to such Partnership into a 0.999% limited partner interest in such Partnership.

        4.    Authority.     Each party hereto has complete and unrestricted power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the consummation of such transactions does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        5.    Further Assurances.     The parties hereto covenant and agree that they will execute such further instruments and documents as are or may be necessary or convenient to effectuate and carry out the transactions contemplated by this Agreement.

        6.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the time and date first written above.

CROSSTEX ENERGY GP, LLC
By:

Name:

Title:

CROSSTEX ENERGY SERVICES, L.P.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX GULF COAST TRANSMISSION LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

CROSSTEX GULF COAST MARKETING LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX CCNG TRANSMISSION LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX CCNG MARKETING LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX CCNG PROCESSING LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

CROSSTEX CCNG GATHERING LTD.
	By:	Crosstex Energy Services GP, LLC, its general partner
By:

Name:

Title:

QuickLinks

  Exhibit 10.2
FIRST CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
ARTICLE I Recordation
ARTICLE II Contributions and Distributions of Various Assets, Stock, and Limited Partnership and Limited Liability Company Interests
ARTICLE III Assumption of Certain Liabilities
ARTICLE IV Title Matters
ARTICLE V Further Assurances
ARTICLE VI Miscellaneous
Exhibit A ASSIGNMENT
  1. Assignment.
  2. Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit B CROSSTEX ENERGY, INC. PLAN OF COMPLETE LIQUIDATION
Exhibit C ASSIGNMENT
  1. Assignment.
  2. Acceptance and Assumption of Liabilities.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit D CONVERSION AGREEMENT
RECITALS
  1. Conversion of Interest.
  2. Agreement to be Bound.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit E ASSIGNMENT AND ASSUMPTION AGREEMENT
  1. Assignment.
  2. Acceptance.
  3. Assumption of Liabilities.
  4. Authority.
  5. Further Assurances.
  6. Binding Effect.
Exhibit F ASSIGNMENT
  1. Assignment.
  2. Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit G ASSIGNMENT
  1. Assignment.
  2. Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit H ASSIGNMENT
RECITALS
  1. Assignment.
  2. Acceptance.
  3. Ratification of Debtor.
  4. Endorsement of Note.
  5. Authority.
  6. Further Assurances.
  7. Binding Effect.
Exhibit I ASSIGNMENT
RECITALS
  1. Assignment.
  2. Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit J ASSIGNMENT
  1. Assignment.
  2. Acceptance and Agreement to be Bound.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit K ASSIGNMENT
  1. Assignment.
  2. Acceptance and Agreement to be Bound.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit L ASSIGNMENT
  1. Assignment and Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
EXHIBIT M ASSIGNMENT AND CONVERSION AGREEMENT
RECITALS
  1. Assignment.
  2. Acceptance and Agreement to be Bound.
  3. Conversion of Interests.
  4. Authority.
  5. Further Assurances.
  6. Binding Effect.